UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: December 10, 2004
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
   (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2004-9)
  ---------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-109722                     13-3408717
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


   1000 Technology Drive, O'Fallon, Missouri                  63304
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (636) 261-1313

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 8.01.        Other Events.

     The following are Collateral Term Sheets prepared by Citicorp Mortgage Securities, Inc. ("CMSI") in connection with the offering of its REMIC Pass-Through Certificates, Series 2004-9. The information set forth in these Collateral Term Sheets will be superseded in its entirety by the information set forth in the final prospectus for the Series 2004-9 REMIC Pass-Through Certificates and by any subsequent Collateral Term Sheets filed under Form 8-K subsequent to the date hereof related to the Series 2004-9 REMIC Pass-Through Certificates.

     On December 22, 2004, CMSI is to transfer to the Trustee mortgage loans(1) with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2004) as of December 1, 2004 of $566,900,077.80. The mortgage loans that have original maturities of at least 23 but not more than 30 years, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2004) as of December 1, 2004 of $468,422,305.07. The mortgage loans that have original maturities of at least 14 but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before December 1, 2004) as of December 1, 2004 of $98,477,772.73. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total numbers of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2004 were 921 and 182, respectively. The weighted average interest rates of the pool I mortgage loans and the pool II mortgage loans (before deduction of the servicing fee) as of December 1, 2004 were 6.051% and 5.491%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2004 were 357.30 months and 178.11 months, respectively. All mortgage loans have original maturities of at least 15 but not more than 30 years. None of the pool I mortgage loans or the pool II mortgage loans were originated prior to March 1, 2003 and May 1, 2003, respectively, or after December 1, 2004. The weighted average original terms to stated maturity of the pool I mortgage loans and the pool II mortgage loans as of January 1, 2004 were
359.05 months and 180.00 months, respectively.

     None of the pool I mortgage loans have a scheduled maturity later than December 1, 2034. None of the pool II mortgage loans have a scheduled maturity later than December 1, 2019. Each pool I mortgage loan and pool II mortgage loan had an original principal balance of not less than $75,500 and $35,000, respectively, nor more than $1,495,000.00. Pool I mortgage loans and pool II mortgage loans having aggregate scheduled principal balances of $7,136,565.42 and none, respectively, as of December 1, 2004, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans or pool II mortgage loans had loan-to-value ratios in excess of 95%. All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. The weighted average loan-to-value ratios at origination of the pool I mortgage loans and the pool II mortgage loans as of December 1, 2004 were 68.5% and 58.7%, respectively. No more than $8,208,253.34 and $1,869,398.32, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties located in any one zip code. At least 95%(2) and 89%, respectively, of the pool I mortgage loans and the pool II mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower.

-----------
1 Terms used herein and not defined have the meaning assigned thereto in the form of Prospectus included in CMSI's Registration Statement(333-109722).

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, or as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans.

     At least 49% and 34%, respectively, of the pool I mortgage loans and pool II mortgage loans, will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment. No more than 35% and 42%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were refinance transactions originated using loan underwriting policies that require proof of income and telephone verification of employment but do not require verification of assets. No more than 2% and 2%, respectively, of the pool I mortgage loans and the pool II mortgage loans, were originated using a loan underwriting policy that requires verification of employment and may require proof of liquid assets, but does not require verification of the prospective borrower's income as stated on the loan application. At least 9% and 14%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using stated income loan underwriting policies that do not require proof of the prospective borrowers income as stated on the loan application, do not require proof of assets but do require telephone verification of employment. No more than 5% and 8%, respectively, of the pool I mortgage loans and the pool II mortgage loans, will be mortgage loans originated using streamlined underwriting policies.

     Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 5.500%. Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 5.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I discount loans and the pool I premium loans were $14,573,717.73 and $453,848,587.34, respectively. The weighted average interest rates of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 5.524% and 6.068%, respectively. The weighted average remaining terms to stated maturity of the pool I discount loans and the pool I premium loans, as of the cut-off date, were 354.98 months and 357.38 months, respectively.

     Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 4.750%. Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 4.750%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II discount loans and the pool II premium loans were $1,257,826.10 and $97,219,946.63, respectively. The weighted average interest rates of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 4.797% and 5.500%, respectively. The weighted average remaining terms to stated maturity of the pool II discount loans and the pool II premium loans, as of the cut-off date, were 175.10 months and 178.14 months, respectively.

      The following tables set forth information regarding the mortgage loans as of December 1, 2004.

                 YEARS OF ORIGINATION OF POOL I MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                  5                         $  2,080,932

2004                                916                          466,341,373


Total                               921                         $468,422,305
                                    ===                         ============



                 YEARS OF ORIGINATION OF POOL II MORTGAGE LOANS

                                  Number of                 Aggregate Principal
Year Originated                   Loans                    Balances Outstanding
---------------                   --------                 --------------------

2003                                 2                          $ 1,121,700

2004                               180                          $97,356,073

Total                              182                          $98,477,773
                                   ===                         ============

              TYPES OF DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached houses                     755                          $384,639,304

Multi-family Dwellings*              22                            12,280,527

Townhouses                           15                             7,392,576

Condominium Units (one to four       30                            13,119,671
 stories high)

Condominium Units (over four         19                            10,319,711
stories high)

Cooperative Units                    80                            40,670,516

Total                               921                          $468,422,305
                                    ===                          ============


-----------
*   Multi-family dwellings are 2-family.


              TYPES OF DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

Detached Houses                      159                         $ 87,460,875

Multi-family Dwellings*                0                                    0

Townhouses                             3                            1,421,259

Condominium Units (one to four         9                            3,537,237
stories)

Condominiums Units (over four          1                              915,174
stories

Cooperative Units                     10                            5,143,228

Total                                182                          $98,477,773
                                     ===                         ============

         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL I MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            899                         $456,141,778

2-family                             20                           11,398,926

3-family                              1                              598,831

4-family                              1                              282,770

Total                               921                         $468,422,305
                                    ===                         ============


         NUMBER OF UNITS IN DWELLINGS SUBJECT TO POOL II MORTGAGE LOANS

Type of                           Number of                 Aggregate Principal
Dwelling Unit                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

1-family                            182                          $98,477,773

2-family                              0                                    0

3-family                              0                                    0

4-family                              0                                    0

Total                               182                          $98,477,773
                                    ===                          ===========

                         SIZE OF POOL I MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$149,999.99 and under                 4                          $   456,492

$150,000 through $199,999.99          4                              715,464

$200,000 through $249,999.99          2                              461,770

$250,000 through $299,999.99          6                            1,638,247

$300,000 through $349,999.99         31                           10,616,360

$350,000 through $399,999.99        214                           81,152,418

$400,000 through $449,999.99        166                           70,827,308

$450,000 through $499,999.99        148                           71,206,498

$500,000 through $549,999.99         76                           39,652,193

$550,000 through $599,999.99         78                           45,412,728

$600,000 through $649,999.99         47                           29,425,830

$650,000 through $699,999.99         49                           33,396,774

$700,000 through $749,999.99         19                           13,806,031

$750,000 through $799,999.99         14                           10,917,814

$800,000 through $849,999.99         11                            9,070,573

$850,000 through $899,999.99         10                            8,870,313

$900,000 through $949,999.99         11                           10,155,997

$950,000 through $999,999.99         27                           26,639,495

$1,000,000 and over                   4                            4,000,000

Total                               921                         $468,422,305
                                    ===                         ============

                         SIZE OF POOL II MORTGAGE LOANS

Outstanding Principal             Number of                 Aggregate Principal
Balance by Loan Size              Loans                    Balances Outstanding
---------------------             ---------                --------------------


$149,999.99 and under                 3                          $  239,115

$150,000 through $199,999.99          1                             169,127

$200,000 through $249,999.99          0                                   0

$250,000 through $299,999.99          0                                   0

$300,000 through $349,999.99         10                           3,381,232

$350,000 through $399,999.99         33                          12,440,649

$400,000 through $449,999.99         23                           9,827,428

$450,000 through $499,999.99         29                          13,817,774

$500,000 through $549,999.99         15                           7,787,639

$550,000 through $599,999.99         11                           6,284,809

$600,000 through $649,999.99         15                           9,411,910

$650,000 through $699,999.99          9                           6,081,157

$700,000 through $749,999.99          5                           3,607,068

$750,000 through $799,999.99          7                           5,451,281

$800,000 through $849,999.99          5                           4,189,081

$850,000 through $899,999.99          3                           2,661,114

$900,000 through $949,999.99          3                           2,777,690

$950,000 through $999,999.99          9                            8,867,011

$1,000,000 and over                   1                            1,483,688

Total                               182                          $98,477,773
                                    ===                          ===========

               DISTRIBUTION OF POOL I MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750 to 5.000                        0                          $          0

5.001 to 5.500                       20                            10,714,835

5.501 to 6.000                      483                           252,166,301

6.001 to 6.500                      400                           196,759,648

6.501 to 7.000                       17                             8,156,339

7.001 to 7.125                        1                               625,182

Total                               921                          $468,422,305
                                    ===                          ============


              DISTRIBUTION OF POOL II MORTGAGE LOANS BY NOTE RATES

Mortgage Loan                     Number of                 Aggregate Principal
Interest Rate                     Loans                    Balances Outstanding
-------------                     ---------                --------------------

4.750 to 5.000                        9                          $ 4,579,571

5.001 to 5.500                      116                           64,171,713

5.501 to 6.000                       57                           29,726,489

6.001 to 6.500                        0                                    0

6.501 to 7.000                        0                                    0

7.001 to 7.125                        0                                    0

Total                               182                          $98,477,773
                                    ===                          ===========

                     DISTRIBUTION OF POOL I MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   304                         $160,264,203

65.001% - 75.000%                   194                           98,073,432

75.001% - 80.000%                   405                          202,948,104

80.001% - 85.000%                     4                            1,692,928

85.001% - 90.000%                     8                            3,211,527

90.001% - 95.000%                     6                            2,232,111

Total                               921                         $468,422,305
                                    ===                         ============


                     DISTRIBUTION OF POOL II MORTGAGE LOANS
                     BY LOAN-TO-VALUE RATIOS AT ORIGINATION

                                  Number of                 Aggregate Principal
Loan-To-Value Ratio               Loans                    Balances Outstanding
-------------------               ---------                --------------------

65.000% and below                   109                         $59,921,260

65.001% - 75.000%                    22                          12,085,559

75.001% - 80.000%                    51                          26,470,954

80.001% - 85.000%                     0                                   0

85.001% - 90.000%                     0                                   0

90.001% - 95.000%                     0                                   0

Total                               182                         $98,477,773
                                    ===                         ===========

                           GEOGRAPHIC DISTRIBUTION OF
                      POOL I MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               5                         $  2,900,286
Arizona                              16                            8,132,494
Arkansas                              1                              429,895
California                          269                          136,762,086
Colorado                             12                            6,698,840
Connecticut                          31                           15,817,327
Delaware                              4                            1,692,183
District of Columbia                  2                            1,250,437
Florida                              17                            7,812,050
Georgia                              10                            5,081,834
Idaho                                 1                              710,329
Illinois                             19                            9,104,444
Indiana                               1                              483,030
Iowa                                  1                              363,732
Kentucky                              1                              599,417
Louisiana                             3                            1,744,382
Maine                                 3                            1,320,105
Maryland                             39                           19,784,678
Massachusetts                        44                           23,403,535
Michigan                              7                            3,437,735
Minnesota                            10                            4,070,559
Mississippi                           1                              499,502
Missouri                             10                            5,147,211
Montana                               2                              798,578
Nebraska                              1                              342,148
Nevada                                7                            3,117,019
New Hampshire                         2                            1,244,177
New Jersey                           37                           17,155,425
New Mexico                            3                            1,109,738
New York                            230                          119,654,190
North Carolina                       17                            8,816,720
Ohio                                  2                              645,617
Oregon                                2                              975,113
Pennsylvania                         18                            9,346,558
Rhode Island                          4                            2,216,964
South Carolina                        6                            2,772,316
Tennessee                             2                            1,016,477
Texas                                15                            8,515,800
Utah                                  1                              625,182
Vermont                               2                              989,240
Virginia                             44                           22,087,479
Washington                           16                            8,371,880
Wisconsin                             3                            1,375,593

Total                               921                         $468,422,305
                                    ===                         ============

                           GEOGRAPHIC DISTRIBUTION OF
                     POOL II MORTGAGED PROPERTIES BY STATE

                                  Number of                 Aggregate Principal
State                             Loans                    Balances Outstanding
-----                             --------                 --------------------

Alabama                               3                         $ 1,372,762
Arizona                               1                             971,465
Arkansas                              0                                   0
California                           53                          29,833,998
Colorado                              4                           1,822,089
Connecticut                           3                           1,639,213
Delaware                              0                                   0
District of Columbia                  0                                   0
Florida                               7                           4,736,108
Georgia                               1                             354,830
Idaho                                 0                                   0
Illinois                             11                           5,292,208
Indiana                               1                             533,121
Iowa                                  1                             341,718
Kentucky                              1                             440,966
Louisiana                             0                                   0
Maine                                 0                                   0
Maryland                              5                           2,408,407
Massachusetts                         9                           4,693,488
Michigan                              5                           2,253,976
Minnesota                             0                                   0
Mississippi                           0                                   0
Missouri                              5                           2,884,698
Montana                               1                             509,035
Nebraska                              0                                   0
Nevada                                3                           1,531,416
New Hampshire                         0                                   0
New Jersey                           13                           6,693,096
New Mexico                            0                                   0
New York                             28                          15,675,297
North Carolina                        1                             523,117
Ohio                                  1                             772,220
Oregon                                0                                   0
Pennsylvania                          0                                   0
Rhode Island                          2                             774,333
South Carolina                        4                           1,724,535
Tennessee                             2                           1,339,855
Texas                                11                           5,509,880
Utah                                  0                                   0
Vermont                               1                             553,945
Virginia                              3                           2,044,388
Washington                            2                           1,247,609
Wisconsin                             0                                   0
Total                               182                         $98,477,773
                                    ===                         ===========

                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL I MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620    0.40%       0.25%      0.49%      0.09%      0.07%      0.17%         1.46%
620-649          0.91%       0.98%      0.50%      0.00%      0.07%      0.00%         2.46%
650-699          5.50%       4.51%      7.57%      0.10%      0.08%      0.15%        17.91%
700-749         10.88%       6.84%     13.67%      0.00%      0.09%      0.08%        31.56%
750-799         16.06%       7.84%     20.22%      0.09%      0.38%      0.08%        44.68%
800 and above    0.46%       0.52%      0.88%      0.08%      0.00%      0.00%         1.93%
Total           34.21%      20.94%     43.33%      0.36%      0.69%      0.48%       100.00%
                ======      ======     ======      =====      ====       =====       =======


                  DISTRIBUTION BY FICO SCORES AND LOAN-TO-VALUE
                 RATIOS AT ORIGINATION OF POOL II MORTGAGE LOANS

FICO Score                               Loan-to-value ratio
---------                                -------------------
                 65.000%    65.001%-   75.001%-   80.001%-   85.001%-   90.001%-
                and below   75.000%    80.000%    85.000%    90.000%    95.000%     All Loans
                ---------   -------    -------    -------    -------    -------     ---------
Less than 620    1.21%       0.54%      0.42%      0.00%      0.00%      0.00%         2.17%
620-649          1.46%       0.42%      0.40%      0.00%      0.00%      0.00%         2.29%
650-699         12.67%       1.48%      4.28%      0.00%      0.00%      0.00%        18.43%
700-749         17.90%       4.22%      6.48%      0.00%      0.00%      0.00%        28.60%
750-799         24.91%       5.61%     14.83%      0.00%      0.00%      0.00%        45.34%
800 and above    2.70%       0.00%      0.47%      0.00%      0.00%      0.00%         3.17%
Total           60.85%      12.27%     26.88%      0.00%      0.00%      0.00%       100.00%
                ======      ======     ======      =====      =====      =====       =======

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: December 10, 2004